EXHIBIT (a)(1)(iii)

LETTER OF TRANSMITTAL

To Offer to Purchase

each

Unit

of

GETNET ADQUIRÊNCIA E SERVIÇOS PARA MEIOS DE PAGAMENTO S.A. – INSTITUIÇÃO DE PAGAMENTO

for

The U.S. dollar equivalent of R$4.72 per Unit

THE U.S. OFFER AND WITHDRAWAL RIGHTS FOR TENDERS OF GETNET UNITS WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME (THE “EXPIRATION TIME”) ON NOVEMBER 30, 2022 (“THE EXPIRATION DATE”), UNLESS THE U.S. OFFER IS EXTENDED, IN WHICH CASE THIS DATE WILL CHANGE.

IF THE SUBSEQUENT OFFERING PERIOD IS TRIGGERED, PAGONXT MERCHANT SOLUTIONS WILL ANNOUNCE THE DATES OF THE SUBSEQUENT OFFERING PERIOD (AND THE TENDERING PERIODS INCLUDED THEREIN) AT THE TIME IT ANNOUNCES WHETHER OR NOT THE SUBSEQUENT OFFERING PERIOD WILL BE AVAILABLE. HOLDERS OF GETNET UNITS DESIRING TO TENDER THEIR GETNET UNITS DURING THE TENDERING PERIODS INCLUDED IN THE SUBSEQUENT OFFERING PERIOD SHOULD USE THE SAME DOCUMENTS THAT WOULD BE USED IF THEIR GETNET UNITS WERE TO BE TENDERED PRIOR TO THE EXPIRATION TIME.

The Tender Agent for the U.S. Offer is

THE BANK OF NEW YORK MELLON

To be received by 5:00 p.m. New York City time on November 30, 2022.

By Mail: The Bank of New York Mellon Attn: Voluntary Corporate Actions—Suite V P.O. Box 43011 Providence, RI 02940-3011	By Overnight Courier: The Bank of New York Mellon Attn: Voluntary Corporate Actions—Suite V 150 Royall Street Canton, MA 02021

By E-mail:(*)

corporateactionsus@computershare.com

(*) Note: The Tender Agent will accept the delivery of completed Letters of Transmittal, and only Letters of Transmittal (to the exclusion of any other document, including ADRs) by e-mail, by the Expiration Time on the Expiration Date, provided that signed, physical copies of such Letters of Transmittal are delivered to the Tender Agent for receipt by or prior to the Expiration Time, i.e., by courier or overnight delivery, at the addresses above.

The instructions contained within this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

1

1.	DESCRIPTION OF UNITS TENDERED Your name and address must match those provided to the Custodian at the time of deposit with the Custodian in Brazil
Name(s) and Address(es) of U.S. Holder(s)	Getnet Units Tendered (Please attach additional signed list, if necessary)

Total Getnet Units Tendered

In order to validly tender Units through the Tender Agent, you must also provide the information specified below, which will be used to return your Units if the Units are not purchased for any reason or if you are depositing Units only for the purpose of expressing agreement or disagreement with the registration of the Company as a publicly-held company in Brazil without tendering in the U.S. Offer.

2.	LOCAL DELIVERING AGENT
Name of Local Custodian
BIC Code
PSET No.
B3 Account No.
Beneficiary Account No.
Contact Name
Contact Telephone Number
Contact E-mail

3.

STATEMENT IN AGREEMENT OR DISAGREEMENT WITH THE CANCELLATION OF GETNET ADQUIRÊNCIA E SERVIÇOS PARA MEIOS DE PAGAMENTO S.A. – INSTITUIÇÃO DE PAGAMENTO’s REGISTRATION AS A PUBLICLY-HELD COMPANY IN BRAZIL

The U.S. holder listed in the box entitled “Description of Units Tendered” hereby: (please select only one box)

☐    is not tendering Units but expressly agrees with the cancellation of Getnet Adquirência e Serviços para Meios de Pagamento S.A. – Instituição de Pagamento’s registration as a publicly-held company in Brazil.

☐    is not tendering Units and expressly disagrees with the cancellation of Getnet Adquirência e Serviços para Meios de Pagamento S.A. – Instituição de Pagamento’s registration as a publicly-held company in Brazil.

For purposes of Brazilian law, all Units validly tendered into and not validly withdrawn from the U.S. Offer will be counted as having agreed with the deregistration of the Company as a publicly-held company in Brazil, and you will not be treated as a Dissenting Shareholder (as defined in the U.S. Offer to Purchase) if you indicate on this letter of transmittal that you disagree with the deregistration of the Company as a publicly-held company in Brazil with the Brazilian Securities and Exchange Commission (Comissão de Valores Mobiliários) but you also validly tender your Units into, and do not withdraw your Units from, the U.S. Offer. In addition, if you deliver this letter of transmittal for the purpose of indicating that you either “agree” or “disagree” with the deregistration of the Company as a publicly-held company in Brazil, the Units with respect to which you provided that indication must be delivered to Santander CACEIS Brazil DTVM S.A., as outlined below (regardless of whether you decide to actually tender your Units in the U.S. Offer). By delivering this letter of transmittal and the Units to express agreement or disagreement, you will irrevocably authorize the Tender Agent to impose a stop transfer order on all of the Units with respect to which you have made an election, which will prevent you from being able to transfer such Units from the date this letter of transmittal and the Units are delivered to the Tender Agent until the Expiration Time of the U.S. Offer or after the U.S. Offer is terminated.

2

If you or your securities intermediary holds Units (as defined below) in book-entry form and you would like to tender such Units in the U.S. Offer, you must tender your Units through a broker, dealer, commercial bank, trust company or other securities intermediary to the Tender Agent, to be received by the Tender Agent by the Expiration Time, by instructing your broker, dealer, commercial bank, trust company or other securities intermediary to deliver those Units to the Custodian using the following information:

Custodian:	Santander CACEIS B3 (CBLC)
Participant:	2570
For the account of:	The Bank of New York Mellon ADRs
Account Number:	11070-6

and your local delivering agent’s instructions to the Custodian should contain the following:

Ref.:	For tender in the U.S. Offer
By order of:	_________(insert name and U.S. address of beneficial owner)_________

Additionally, you must complete and sign this Letter of Transmittal and return it together with all other required documentation to the Tender Agent. You must ensure that your broker, dealer, commercial bank, trust company or other securities intermediary receives your instructions and any required documentation sufficiently in advance of the Expiration Time so that it can effect such deposit and tender on your behalf prior to the Expiration Time and you must pay any fees or commissions charged by such broker, dealer, commercial bank, trust company or other securities intermediary to make such deposit or tender.

Delivery of this Letter of Transmittal and the other required documents to an address other than as set forth above will not constitute valid delivery to the Tender Agent. You must sign this Letter of Transmittal in the appropriate space provided therefor below and complete the Form W-9 set forth below.

Unitholders must use this Letter of Transmittal to accompany Units tendered in the U.S. Offer through the Tender Agent pursuant to the section of the U.S. Offer to Purchase entitled “The U.S. Offer—Section 3. Procedures for Accepting the U.S. Offer and Tendering Securities—Holders of Shares and Units—Tender of Shares and Units through the Tender Agent.”

By executing this Unit Letter of Transmittal to tender Units, the tendering holder hereby grants a power-of-attorney to the Tender Agent to (i) instruct the Depositary to register American depositary shares representing the tendered Units in the name of the tendering holder and (ii) surrender those American depositary shares for the purpose of withdrawal upon the expiration of termination of the U.S. Offer or if the tendering holder delivers a notice of withdrawal or if the Purchaser does not purchase the tendered Securities for any reason and instructs the Depositary to deliver the tendered Units to the order of the Purchaser (if the Units have been purchased) or to the tendering holder (in any other case).

3

IMPORTANT

SHAREHOLDER: SIGN HERE

(Please Complete Form W-9 Included Herein)

Signature(s) of Registered Holders of Units
Printed Name(s)

Capacity (Full Title)
(See Instructions)
Address

(Include Zip Code)

4

Form W-9 (Rev. October 2018) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification ►Go to www.irs.gov/FormW9 for instructions and the latest information.	Give Form to the requester. Do not send to the IRS.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.
2 Business name/disregarded entity name, if different from above
3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only one of the following seven boxes.

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any)

Exemption from FATCA reporting code (if any)

(Applies to accounts maintained outside the U.S.)

☐ Individual/sole proprietor or single member LLC	☐ C Corporation	☐ S Corporation	☐ Partnership	☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) ►

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is not disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ►

5 Address (number, street, and apt. or suite no.) See instructions.			Requester’s name and address (optional)
6 City, state, and ZIP code
7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN, later.

Note: If the account is in more than one name, see the instructions for line 1. Also see What Name and Number To Give the Requester for guidelines on whose number to enter.

Social security number

-	-

or

Employer identification number

-

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.	I am a U.S. citizen or other U.S. person (defined below); and

4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here	Signature of U.S. person ►	Date►

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to www.irs.gov/FormW9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

• Form 1099-INT (interest earned or paid)

• Form 1099-DIV (dividends, including those from stocks or mutual funds)

• Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

• Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

• Form 1099-S (proceeds from real estate transactions)

• Form 1099-K (merchant card and third party network transactions)

• Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

• Form 1099-C (canceled debt)

• Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, later.

Cat. No. 10231X	Form W-9 (Rev. 10-2018 )

Form W-9 (Rev. 10-2018)	Page 2

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien;

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

• An estate (other than a foreign estate); or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the instructions for Part II for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code, later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see Special rules for partnerships, earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code, later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Form W-9 (Rev. 10-2018)	Page 3

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note: ITIN applicant: Enter your individual name as it was entered in your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (OBA) name on line 2.

c. Partnership, LLC that is not a single-member LLC, C corporation, or S corporation. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or OBA name on line 2.

d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or OBA name on line 2.

e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner’s name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, OBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

IF the entity/person on line 1 is a(n) ...	THEN check the box for ...
• Corporation	Corporation
• Individual • Sole proprietorship, or • Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.	Individual/sole proprietor or singlemember LLC

• LLC treated as a partnership for U.S. federal tax purposes,

• LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or

• LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.

Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation)
• Partnership	Partnership
• Trust/estate	Trust/estate

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

Form W-9 (Rev. 10-2018)	Page 4

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for ....	THEN the payment is exempt for ...
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]	However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code.

A–An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B–The United States or any of its agencies or instrumentalities

C–A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D–A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E–A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F–A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G–A real estate investment trust

H–A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I–A common trust fund as defined in section 584(a)

J–A bank as defined in section 581

K–A broker

L–A trust exempt from tax under section 664 or described in section 4947(a)(1)

M–A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note: See What Name and Number To Give the Requester, later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.SSA.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/Businesses and clicking on Employer Identification Number (EIN) under Starting a Business. Go to www.irs.gov/Forms to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to www.irs.gov/OrderForms to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code, earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

Form W-9 (Rev. 10-2018)	Page 5

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]
3. Two or more persons (joint account maintained by an FFI)	Each holder of the account
4. Custodial account of a minor (Uniform Gift to Minors Act)	The minor[2]
5. a. The usual revocable savings trust (grantor is also trustee) b. So-called trust account that is not a legal or valid trust under state law	The grantor-trustee[1] The actual owner[1]
6. Sole proprietorship or disregarded entity owned by an individual	The owner[3]
7. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*
For this type of account:	Give name and EIN of:
8. Disregarded entity not owned by an individual	The owner
9. A valid trust	Legal entity[4]
10. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
11. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
12. Partnership or multi-member LLC	The partnership
13. A broker or registered nominee	The broker or nominee

For this type of account:	Give name and SSN of:
14. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
15. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

2 Circle the minor’s name and furnish the minor’s SSN.

3 You must show your individual name and you may also enter your business or DBA name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships, earlier.

*Note: The grantor also must provide a Form W-9 to trustee of trust.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

Form W-9 (Rev. 10-2018)	Page 6

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at spam@uce.gov or report them at www.ftc.gov/complaint. You can contact the FTC at www.ftc.gov/idtheft or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see www.ldentityTheft.gov and Pub. 5027.

Visit www.irs.gov/ldentityTheft to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to PagoNxt Merchant Solutions, S.L. (“PagoNxt Merchant Solutions”) the above-mentioned units (each of which represents one common share, no par value (the “Common Shares”) and one preferred share, no par value (the “Preferred Shares” and, together with the Common Shares, the “Shares”) of Getnet Adquirência e Serviços para Meios de Pagamento S.A. – Instituição de Pagamento (respectively, “Getnet” and the “Units”) pursuant to PagoNxt Merchant Solutions’ offer to purchase up to any and all of the outstanding (i) Common Shares, (ii) Preferred Shares, (iii) Units and (iv) American Depositary Shares of Getnet (each of which represents two Units) (“ADSs,” and together with the Shares and the Units, the “Securities”), in each case other than any Securities held, directly or indirectly, by PagoNxt Merchant Solutions and its affiliates, at a price per Security equal to the U.S. dollar equivalent of R$2.36 per Common Share, R$2.36 per Preferred Share, R$4.72 per Unit and R$9.44 per ADS, in each case payable in U.S. dollars based on the exchange rate reported by the Brazilian Central Bank (Banco Central do Brasil) (“Brazilian Central Bank”) on the business day prior to the settlement date of the U.S. Offer, to be adjusted for any potential dividends, interest on own capital and/or bonuses which may be paid, and/or splits, reverse splits and conversions which may take place, between the date on which the Offers were announced and the dates of expiration of the Offers (but excluding the interest on capital already announced on May 4, 2022 and paid on June 27, 2022, which will not be deducted from the offered price) (the “U.S. Offer Price”), upon the terms and subject to the conditions set forth in the offer to purchase, dated October 31, 2022 (the “U.S. Offer to Purchase”), and in this Letter of Transmittal (which together, as they may be amended and supplemented from time to time, constitute the “U.S. Offer”), receipt of which are hereby acknowledged. Terms used but not defined in this Letter of Transmittal that are defined in the U.S. Offer to Purchase have the meaning given to such terms in the U.S. Offer to Purchase.

The U.S. Offer expires at 5:00 p.m. New York City time (the “Expiration Time”) on November 30, 2022 (“the Expiration Date”), but such Expiration Date will change if the U.S. Offer is extended. Under certain circumstances set forth in the U.S. Offer to Purchase, PagoNxt Merchant Solutions may terminate or amend the U.S. Offer. There will be no guaranteed delivery process available to tender Units.

If a subsequent offering period (as described in the U.S. Offer to Purchase) is triggered, PagoNxt Merchant Solutions will announce the dates of the subsequent offering period (and the tendering periods included therein) at the time it announces whether or not such subsequent offering period will be available. Holders of Units desiring to tender their Units during the tendering periods included in the subsequent offering period should use the same documents that would be used if their Units were to be tendered prior to the Expiration Time.

Upon the terms and subject to the conditions of the U.S. Offer (and, if the U.S. Offer is extended, amended or earlier terminated, the terms and conditions of any such extension, amendment or termination), and subject to, and effective upon, acceptance of Units tendered herewith in accordance with the terms of the U.S. Offer (subject to proration, if applicable), the undersigned hereby sells, assigns and transfers to or upon the order of PagoNxt Merchant Solutions all right, title and interest in and to all of the Units tendered hereby (and any and all dividends, distributions, rights, other shares of Getnet or other securities issued, paid, distributed or issuable, payable or distributable in respect thereof with a record date on or after the third business day from the date on which the Securities are accepted for payment in the U.S. Offer (collectively, “Distributions”)). In addition, the undersigned hereby irrevocably appoints each of the designees of Purchaser the attorneys-in-fact and proxies of the undersigned with respect to such Units and any and all Distributions with full power of substitution (such proxies and power of attorney being deemed to be an irrevocable power coupled with an interest in the tendered Units and any Distributions) to the full extent of such shareholder’s rights with respect to such Units and any Distributions (a) to deliver certificates representing such Units and any and all Distributions, together, in either such case, with all accompanying evidence of transfer and authenticity, to or upon the order of Purchaser, (b) to present such Units and any and all Distributions for transfer on the books of the Company and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Units and any Distributions, all upon the terms and subject to the conditions of the U.S. Offer.

By executing this Unit Letter of Transmittal, the undersigned hereby irrevocably appoints each of the designees of Purchaser the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of such shareholder’s rights with respect to the Units tendered hereby and not properly withdrawn which have been accepted for payment and with respect to any and all Distributions. The designees of Purchaser will, with respect to such Units and Distributions, be empowered to exercise all voting and any other rights of such shareholder, as they, in their sole discretion, may deem proper at any annual, special, adjourned or postponed meeting of the Company’s shareholders, by written consent in lieu of any such meeting or otherwise as such designee, in its, his or her sole discretion, deems proper with respect to all Units and any and all Distributions. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered Units and any and all Distributions. Such appointment is effective when, and only to the extent that, Purchaser accepts the Units tendered with this Unit Letter of Transmittal for payment pursuant to the Offer. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Units and any and all associated Distributions (other than prior powers of attorney, proxies or consent given by the undersigned to Purchaser or the Company) will be revoked, and no subsequent powers of attorney, proxies, consents or revocations (other than powers of attorney, proxies, consents or revocations given to Purchaser or the Company) may be given (and, if given, will not be deemed effective).

This power of attorney is granted in consideration of the acceptance of such Units tendered in accordance with the terms of the U.S. Offer and is irrevocable unless and until the undersigned withdraws such Units from the U.S. Offer. Such acceptance shall, without further action, revoke any prior powers of attorney granted by the undersigned at any time with respect to such Units (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective).

Upon the tender of Units to the Company, the Depositary will register ADSs in your name and, provided that the tendered Units are accepted for payment by Purchaser and U.S. Offer Conditions are fulfilled, those ADSs will be surrendered for cancellation and that title to the Units validly tendered into, and not withdrawn from, the U.S. Offer will be transferred to PagoNxt Merchant Solutions on the third business day from the acceptance by PagoNxt Merchant Solutions of the Shares, Units and ADSs tendered pursuant to the U.S. Offer. PagoNxt Merchant Solutions will pay a price equal to the U.S. dollar equivalent of R$4.72 for each Unit accepted for payment in the U.S. Offer, payable in U.S. dollars based on the exchange rate reported by the Brazilian Central Bank on the business day prior to the settlement date of the U.S. Offer, upon the terms and subject to the conditions of the U.S. Offer (subject to proration, if applicable). To the extent Purchaser does not accept for payment such Units tendered in the U.S. Offer, those ADSs will be surrendered for cancellation and the Units will be returned to you.

The undersigned hereby covenants, represents and warrants to PagoNxt Merchant Solutions and the Tender Agent that:

(a)	the undersigned has full power and authority to accept the U.S. Offer and to irrevocably sell, assign, and transfer the Units in respect of which the U.S. Offer is being accepted or deemed to be accepted (and any and all Distributions in respect thereof);

(b)	on the second business day from the date on which PagoNxt Merchant Solutions accepts such Units for payment, PagoNxt Merchant Solutions will acquire good title thereto, free and clear of all liens, charges, encumbrances and other third party interests, and together with all rights now or hereinafter attaching thereto, including, without limitation, voting rights and the right to receive all Distributions payable to a holder thereof; and

(c)	by tendering such Units into the U.S. Offer, the undersigned approves and ratifies the U.S. Offer.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Tender Agent or PagoNxt Merchant Solutions to be necessary or desirable to complete the sale, assignment and transfer of the Units tendered hereby (and any and all Distributions).

Except for Letters of Transmittal submitted for the purpose of agreeing or disagreeing with delisting of the Company without tendering Units, all properly completed and duly executed Letters of Transmittal and any other required documents delivered to the Tender Agent by the undersigned or on its behalf will be deemed, without any further action by the Tender Agent, to constitute acceptance by the undersigned of the U.S. Offer with respect to the Units tendered therewith in the U.S. Offer upon the terms and subject to the conditions set forth in the U.S. Offer to Purchase and this Letter of Transmittal.

All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligations or duties of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the U.S. Offer to Purchase, this tender of Units is irrevocable unless and until the undersigned withdraws the tender of such Units from the U.S. Offer.

The valid tender of Units pursuant to the procedures described in the section of the U.S. Offer to Purchase entitled “The U.S. Offer— Section 3. Procedures for Accepting the U.S. Offer and Tendering Securities—Holders of Shares and Units —Tender of Shares and Units through the Tender Agent” and in the instructions hereto will constitute a binding agreement among the undersigned and PagoNxt Merchant Solutions upon the terms and subject to the conditions of the U.S. Offer (and, if the U.S. Offer is extended, amended or earlier terminated, the terms or conditions of any such extension, amendment or termination). Under certain circumstances set forth in the U.S. Offer to Purchase, PagoNxt Merchant Solutions may not be required to accept for payment any of the Units tendered hereby. PagoNxt Merchant Solutions will be deemed to have accepted for payment validly tendered Units, or defectively tendered Units with respect to which PagoNxt Merchant Solutions has waived such defect, if, as and when PagoNxt Merchant Solutions gives oral (promptly confirmed in writing) or written notice thereof to the Tender Agent.

Although you may withdraw any Units you tender through the Tender Agent at any time prior to the Expiration Time on the Expiration Date by following the steps outlined in the U.S. Offer to Purchase under the section “The U.S. Offer—Section 4. Withdrawal Rights,” by delivering this Letter of Transmittal you will irrevocably authorize the Tender Agent to impose a stop transfer order on all of the Units tendered, which will prevent you from being able to transfer such Units from the date this Letter of Transmittal is delivered until the date the U.S. Offer is completed or terminated.

If you elect to return this Letter of Transmittal only for the purpose of indicating your agreement or disagreement with the cancellation of Getnet’s registration as a publicly-held company in Brazil, you will nonetheless be required to deposit your Units with the Custodian, and by delivering such Letter of Transmittal the undersigned will irrevocably authorize the Tender Agent to impose a stop transfer order on all of the Units with respect to which you have made an election, which will prevent the undersigned from being able to transfer such Units from the date this Letter of Transmittal is delivered until the date the U.S. Offer is completed or terminated.

The delivery and surrender of the Units is not effective, and the risk of loss of such Units does not pass to the Tender Agent, until the Tender Agent receives the Units with this Letter of Transmittal and any related tax forms enclosed herewith, properly completed and duly executed, or an agent’s message, as applicable, together with all accompanying evidences of authority in form satisfactory to PagoNxt Merchant Solutions and any other required documents. The undersigned hereby requests that a check for cash be issued in the name(s) of the registered holder(s) appearing above in the box entitled “Registered Holder” for any Units validly tendered for payment.

The undersigned hereby requests that a check for the U.S. Offer Price be issued in the name(s) of the registered owner(s) appearing under “Description of Units Tendered.” Any Units not accepted for tender will be returned by delivery to the address indicated under “Description of Units Tendered” above.

INSTRUCTIONS TO LETTER OF TRANSMITTAL

Please read this information carefully.

1.	Requirements for Tender. This Letter of Transmittal is to be completed by holders of Units to be tendered in the U.S. Offer through the Tender Agent. For a holder of Units to validly tender such Units in the U.S. Offer, a properly completed and duly executed Letter of Transmittal and any other required documents must be received by the Tender Agent at one of the addresses set forth herein prior to the Expiration Time. In addition, you must instruct your broker, dealer, commercial bank, trust company or other securities intermediary to deliver those Units to the Custodian using the following information:

Custodian:	Santander CACEIS B3 (CBLC)
Participant:	2570
For the account of:	The Bank of New York Mellon ADRs
Account Number:	11070-6

and your local delivering agent’s instructions to the Custodian should contain the following:

Ref.:	For tender in the U.S. Offer
By order of:	_________(insert name and U.S. address of beneficial owner)_________

The method of delivery of this Letter of Transmittal and the related tax forms enclosed with this Letter of Transmittal and all other required documents, including delivery pursuant to the procedures of the broker, dealer, commercial bank, trust company or other securities intermediary through which you may hold your Units, is at your election and risk, and delivery will be deemed made only when such documents are actually received by the Tender Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery by the Expiration Time. Do not send Letters of Transmittal or other documents to PagoNxt Merchant Solutions or the Tender Agent directly.

PagoNxt Merchant Solutions will not accept any alternative, conditional or contingent tenders (except for the tender of half a depositary receipt, in the event a securityholder tenders an odd number of Units pursuant to the procedures described below in “The U.S. Offer—Section 3. Procedures for Accepting the U.S. Offer and Tendering Securities—Holders of Shares and Units—Tender of Shares and Units through the Tender Agent” in the U.S. Offer to Purchase). By executing this Letter of Transmittal, the tendering holder of Units waives any right to receive any notice of the acceptance for payment of the Units.

2.	Inadequate Space. If the space provided herein under “Description of Units Tendered” is inadequate, the number of Units tendered should be listed on a separate signed schedule and attached hereto.

3.	Signatures on Letter of Transmittal and other required documents.

(a)	Joint Holders. If any Units tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal and other required documents.

(b)	Different Names on Brazilian Share Registry. If any Units tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate letters of transmittal and other required documents as there are different registrations of such Units.

If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to PagoNxt Merchant Solutions of such person’s authority to act must be submitted.

4.	Stock Transfer Taxes. Except as otherwise provided in this Instruction 4, all transfer taxes with respect to the transfer and sale of Units contemplated hereby shall be paid or caused to be paid by PagoNxt Merchant Solutions. If payment of the U.S. Offer Price is to be made to (in the circumstances permitted hereby) any person other than the registered holder(s), the amount of any transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person, will need to be paid by such holder.

5.	Tax Identification Number. Holders of Units tendered in the U.S. Offer must provide the Tender Agent with their correct taxpayer identification number. In general, a holder’s taxpayer identification number will be the holder’s social security number (SSN), individual taxpayer identification number (ITIN) or employer identification number (EIN).

6.	Definition of U.S. Person. For federal tax purposes, you are considered a U.S. person if you are (1) an individual who is a U.S. citizen or U.S. resident, (2) a partnership, corporation, company or association created or organized in or under the laws of the United States, any state thereof or the District of Columbia, (3) an estate or trust the income of which is subject to U.S. federal income tax regardless of its source.

7.	Irregularities. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Units will be determined by PagoNxt Merchant Solutions in its sole discretion, and its determination shall be final and binding to the fullest extent permitted by law. PagoNxt Merchant Solutions reserves the absolute right to reject any and all tenders of Units that it determines are not in proper form or the acceptance of or payment for which may, in the opinion of its counsel, be unlawful. PagoNxt Merchant Solutions also reserves the absolute right to waive any defect or irregularity in the tender of any Units. No tender of Units will be deemed to be validly made until all defects and irregularities in tenders of such Units have been cured or waived by PagoNxt Merchant Solutions. None of PagoNxt Merchant Solutions or any of their respective affiliates or assigns, the information agent, the Tender Agent or any other person is or will be under any duty to give any notification of any defects or irregularities in the tender of Units and none of them will incur any liability for failure to give any such notice. PagoNxt Merchant Solutions’ interpretation of the terms and conditions of the U.S. Offer, including the Letter of Transmittal, will be final and binding to the fullest extent permitted by law.

8.	Requests for Additional Copies. Questions and requests for assistance or additional copies of the U.S. Offer to Purchase, this Letter of Transmittal and any other required documents should be directed to the information agent at its address and telephone number set forth below.

IMPORTANT: THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE TENDER AGENT PRIOR TO THE EXPIRATION TIME.

The Letter of Transmittal and the related tax forms enclosed herewith and any other required documents should be sent or delivered by each investor or such investor’s broker, dealer, bank, trust company or other securities intermediary to the Tender Agent at one of the addresses set forth herein.

9.	Authorization and Registration. The signer(s) will, upon request, execute and deliver any additional documents reasonably deemed by the Tender Agent to be appropriate or necessary to complete the tender. The signer(s) hereby irrevocably appoints the Tender Agent as lawful agent and attorney in fact of the signer(s) to effect the tender (such power of attorney being deemed coupled with an interest). By providing the information required by this Letter of Transmittal, the signer confirms that the registered holder has consented to the provision of such information, including any personal data contained therein, to the Tender Agent and the further transfer by the Tender Agent of that information and personal data (if applicable) for the purpose of the tender. All authority conferred or agreed to be conferred in this form shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the signer(s) and shall not be affected by, and shall survive, the death and incapacity of the signer(s). The signer(s) understands that tender will not be deemed to have been made in acceptable form until receipt by the Tender Agent of this Letter of Transmittal, duly completed and manually signed, and all accompanying evidences of authority. The signer(s) agrees that all questions as to validity, form and eligibility of any tender of Securities hereunder will be determined by Purchaser and that such determination will be final and binding. Until Purchaser accepts the tendered Securities, the signer(s) will not receive any cash in exchange for Securities. No interest will accrue on the cash payment.

IMPORTANT TAX INFORMATION

Under U.S. federal income tax law, unless an exemption applies, a holder of Units whose tendered Units are accepted for payment is required to provide the Tender Agent with such holder’s correct TIN on the Form W-9. If such holder is an individual, the TIN generally is such holder’s Social Security Number. If the Tender Agent is not provided with the correct TIN, the holder may be subject to a U.S.$50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such holder may be subject to backup withholding based on 24% of the reportable amount.

Certain holders (for example, corporations) are not subject to these backup withholding and reporting requirements. In order for a non-U.S. person to claim nonresident alien (or foreign) tax status and qualify for an exemption from backup withholding, such individual must submit an appropriate and properly completed IRS Form W-8, attesting to that individual’s foreign status. Normally, a foreign individual or corporation will provide a Form W-8BEN or W-8BEN-E.

Intermediary entities will provide a Form W-8IMY for the entity, and a Form W-8BEN or Form W-9, as may be required, for each beneficial owner along with a withholding statement. Such a Form W-8 may be obtained from the Tender Agent. Exempt U.S. shareholders, other than foreign individuals (i.e., corporations, etc.) should furnish their TIN, check the “Exempt payee” line and sign, date and return the Form W-9 to the Tender Agent.

If backup withholding applies, the Tender Agent is required to withhold a percentage of any reportable payments made to the holder at the 24% rate discussed above. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service when completing a tax return for that applicable year.

Purpose of Form W-9

To prevent backup withholding on payments that are made to a holder of Units with respect to Units paid for pursuant to the U.S. Offer, the shareholder is required to notify the Tender Agent of such holder’s correct TIN (or the TIN of another payee) by completing the Form W-9 included herein certifying that the TIN provided is correct.

Questions and requests for assistance may be directed to the Information Agent at its address and telephone numbers set forth below. Requests for copies of the U.S. Offer to Purchase, this Letter of Transmittal, the IRS Form W-8 and other tender offer materials may also be directed to the Information Agent. A holder of Units may also contact such holder’s broker, dealer, commercial bank, trust company or other securities intermediary for assistance concerning the U.S. Offer.

The Information Agent for the U.S. Offer is:

Morrow Sodali International LLC

509 Madison Avenue
New York, NY 10022

Shareholders and All Others Call:

(800) 662-5200 (Toll-Free in North America)
+1 (203) 658-9400 (outside North America)

Email: opagetnet@investor.morrowsodali.com